Vessels and other fixed assets, net	12 Months Ended
Dec. 31, 2017
Vessels and Other Fixed Assets, Net [Abstract]
Vessels and other fixed assets, net:
5.      Vessels and other fixed assets, net:
The amounts in the accompanying consolidated balance sheets are analyzed as follows:
	December 31, 2016	December 31, 2017
Cost
Vessels	$2,037,737	$2,184,841
Other fixed assets	1,898	2,015
Total cost	2,039,635	2,186,856
Accumulated depreciation	(332,426)	(411,775)
Vessels and other fixed assets, net	$1,707,209	$1,775,081

Vessels acquired / disposed during the year ended December 31, 2015
Delivery of newbuilding vessels:
(i)      On January 8, 2015, the Company took delivery of the vessel Indomitable (ex-HN 5016), for which it had previously made a payment of $34,942 in December 2014. To partially finance the delivery installment of the Indomitable, the Company drew down $32,480 under a facility with BNP Paribas (the “BNP $32,480 Facility”. The Company agreed to sell this vessel in December 2015. The vessel was delivered to its purchasers in April 2016 and the BNP $32,480 Facility was fully repaid.
(ii)      On February 27, 2015, the Company took delivery of the vessels Honey Badger (ex-HN 164) and Wolverine (ex-HN 165), for which the Company paid delivery installments of $19,422 each. On March 13, 2015, the Company drew down $38,162 for the financing of both the Honey Badger and the Wolverine under the Sinosure Facility (Note 8).
(iii)      On March 25, March 31, April 7, and June 26, 2015, the Company took delivery of the Ultramax vessels Idee Fixe (ex-HN 1063), Roberta (ex-HN 1061), Laura (ex-HN 1062) and Kaley (ex-HN1064), respectively, which are all subject to separate bareboat charter agreements with Jiangsu Yangzijiang Shipbuilding Co. Ltd. (“New Yangzijiang”). As further described below, the Company accounts for these bareboat charter agreements as capital leases.
(iv)      On April 2, 2015, the Company took delivery of the Newcastlemax vessel Gargantua (ex-HN 166). On July 15, 2015, the Company took delivery of the Newcastlemax vessels Goliath (ex-HN 167) and Maharaj (ex-HN 184). The delivery installments of $113,046 in aggregate for the respective vessels, were partially financed by $93,000 drawn down under the DNB-SEB-CEXIM $227,500 Facility (Note 8).
(v)      On May 27, 2015, the Company took delivery of the Capesize vessel Deep Blue (ex-HN 5017). The delivery installment of $34,982 was partially financed by $28,680 drawn under a facility with DVB Bank SE (the “DVB $31,000 Deep Blue Facility”). The Company agreed to sell this vessel in late 2015. The vessel was delivered to its purchasers in March 2016 and the DVB $31,000 Deep Blue Facility was fully repaid.
 (vi)      On July 22, 2015 and on August 7, 2015, the Company took delivery of the Ultramax vessels Star Aquarius (ex-HN 5040) and Star Pisces (ex-HN5043). The delivery installments of $20,359 and $20,351, respectively, were partially financed by $15,237 drawn for each vessel, under the NIBC $32,000 Facility (Note 8) for each vessel.
(vii)      On October 9, 2015, the Company took delivery of the Ultramax vessel Star Antares (ex-HN 196). The delivery installment of $19,770 was partially financed by $16,738 drawn under the Sinosure Facility (Note 8).
Acquisition of secondhand vessels:
During the year ended December 31, 2015, the remaining six of the Excel Vessels (Star Nina (ex-Iron Kalypso), Star Nicole (ex-Elinakos), Star Claudia (ex-Happyday), Star Monisha (ex-Iron Beauty), Rodon and Star Jennifer (ex-Ore Hansa) were delivered to the Company in exchange for 851,577 common shares and $39,475 in cash, completing the acquisitions of 34 vessels from Excel as further described in Note 3 above.
Sale of vessels:
During 2015, the Company entered into various separate agreements with third parties to sell 15 of the Company's vessels (Star Big, Star Mega, Maiden Voyage, Star Natalie, Star Tatianna, Star Christianna, Star Monika, Star Julia, Star Nicole, Rodon, Star Claudia, Indomitable, Magnum Opus, Tsu Ebisu and Deep Blue). Of these vessels, 11 were delivered to their purchasers in 2015, while the remaining four (Indomitable, Magnum Opus, Tsu Ebisu and Deep Blue) were delivered to their purchasers in 2016. In addition, in late December 2014 the Company had agreed to sell the vessel Star Kim, which was delivered to its owner in early 2015. As part of these sales (other than the sale of the vessel Maiden Voyage which is separately described below), the Company recognized a net loss on sale of $20,585, which is separately reflected in the accompanying consolidated statement of operations for the year ended December 31, 2015.
On May 28, 2015, the Company entered into an agreement with a third party to sell the vessel Maiden Voyage. As part of this transaction, the vessel (currently named Astakos) was leased back to the Company under a time charter for two years. The vessel was delivered to its new owner on September 15, 2015 and the Company became the charterer of the vessel on the same date. The lease back did not meet the lease classification test for a capital lease and is accounted for as operating lease. Pursuant to the applicable accounting guidance for sale and lease back transactions, the net gain from the sale of Maiden Voyage of $148 was deferred and was amortized in straight line over the lease term. The lease of this vessel ended on August 19, 2017, and the vessel was delivered back to its owners. The net book value of this deferred gain as of December 31, 2016 and 2017 was $51 and $nil, respectively and is reflected within “Other non-current liabilities” in the accompanying consolidated balance sheets, while amortization of this deferred gain for the years ended December 31, 2015, 2016 and 2017 was $22, $75 and $52, respectively and is included within “Charter-In Hire expenses” in the accompanying consolidated statement of operations.
Vessels acquired / disposed of during the year ended December 31, 2016
Delivery of newbuilding vessels:
(i)      On January 6, 2016, the Company took delivery of the vessel Star Lutas (ex-HN NE 197). The delivery installment of $19,770 was partially financed by $14,813 drawn down under the Sinosure Facility (Note 8).
(ii)      On January 8, 2016, the Company took delivery of the vessel Kennadi (ex-HN 1080). The delivery installment of $21,229 was partially financed by $14,478 drawn down under the Sinosure Facility (Note 8).
(iii)      On February 26, 2016, the Company took delivery of the vessel Star Poseidon (ex-HN NE 198). The delivery installment of $33,390 was partially financed by $23,400 drawn down under the DNB-SEB-CEXIM $227,500 Facility (Note 8).
(iv)      On March 2, 2016, the Company took delivery of the vessel Mackenzie (ex-HN 1081). The delivery installment of $18,221 was partially financed by $12,720 drawn down under the Sinosure Facility (Note 8).
(v)      On March 11, 2016 and June 6, 2016, the Company took delivery of the vessels Star Marisa (ex-HN 1359) and Star Libra (ex-HN 1372), which are each subject to a separate bareboat charter agreement with CSSC (Hong Kong) Shipping Company Limited (“CSSC”). Each of these bareboat charter agreements is accounted for in the Company's consolidated financial statements as a capital lease, as further described below.
Sale of operating vessels and newbuilding vessels upon their delivery from the shipyards in 2016:
As described above, in late 2015, the Company entered into various separate agreements with third parties to sell four of its operating vessels (Indomitable, Magnum Opus, Tsu Ebisu and Deep Blue) and five of its newbuilding vessels (Behemoth, Bruno Marks, Jenmark, Star Aries and Star Taurus) upon their delivery from the shipyards. In addition, in 2016, the Company entered into various separate agreements with third parties to sell the operating vessels Obelix, Star Michele, Star Monisha, Star Aline and Star Despoina and the newbuilding vessel Megalodon (ex-HN 5056) upon its delivery from the shipyard. All these vessels were delivered to their purchasers during the year ended December 31, 2016, and the Company recognized an aggregate net loss on sale of $15,248.
In connection with the sale of the vessels Tsu Ebisu, Deep Blue, Magnum Opus, Obelix, Indomitable, Star Michele, Star Monisha, Star Aline and Star Despoina described above, during the year ended December 31, 2016 the Company prepaid an aggregate amount of $130,062 under the Deutsche Bank $85,000 Facility, the HSBC $20,000 Dioriga Facility, the DVB $31,000 Facility, the ABN $87,458 Facility, the Commerzbank $120,000 Facility, the BNP $32,480 Facility, the DNB $120.0 million Facility, the Heron Vessels Facility and the Citi Facility (Note 8).
Vessels acquired / disposed of during the year ended December 31, 2017
Delivery of newbuilding and secondhand vessels:
(i)      On March 1, 2017 and March 28, 2017, the Company took delivery of the Newcastlemax vessel Star Virgo (ex-HN 1371) and Star Ariadne (ex-HN 1360), respectively , which, as further described below, are financed under bareboat charters from CSSC, which is accounted for as a capital leases.
 (ii)      On March 2, 2017, the Company entered into agreements to acquire two modern Kamsarmax dry bulk vessels from a third party for $15,150 each. Each of the vessels has a carrying capacity of 81,711 deadweight tons and was built with high specifications at Jiangsu New Yangzijiang in 2013. Star Charis was delivered to the Company on March 22, 2017, and Star Suzanna was delivered to the Company on May 15, 2017. On June 23, 2017, the Company executed a new loan agreement with ABN AMRO Bank N.V. for an aggregate principal amount of $30,844, $16,000 of which was drawn in June 2017, in order to partially finance the two vessels (Note 8).
(iii)      On June 2, 2017, the Company entered into an agreement to acquire Diva, a Supramax vessel with carrying capacity of 56,582 deadweight tons, built at Jiangsu Hantong Ship Heavy Industry co Ltd China in 2011, for a purchase price of $10,500. The vessel was delivered to the Company on July 24, 2017 and replaced the sold vessel Star Eleonora, as a pledged vessel under the DNB $120,000 Facility (Note 8).
(iv)      On October 25, 2017, the Company entered into an agreement to acquire Star Triumph, a Capesize vessel with carrying capacity of 176,343 deadweight tons, built at Universal Shipbuilding Shipyard, Japan in 2004, for a purchase price of $14,200. The vessel was delivered to the Company on December 8, 2017 and replaced the sold vessel Star Vanessa, as a pledged vessel under the Deutsche Bank AG $39,000 Facility (Note 8).
Sale of vessels:
On February 9, 2017, the Company entered into an agreement with a third party to sell the vessel Star Eleonora. The vessel was delivered to its new owner in March 2017. In addition, on September 15, 2017, the Company entered into an agreement with a third party to sell the vessel Star Vanessa. The vessel was delivered to its new owners on November 1, 2017. In connection with these sales, the Company recognized an aggregate net gain on sale of $2,598.
Capital leases:
In 2013, , the Company entered into separate bareboat charter party contracts with affiliates of New Yangzijiang shipyards for the construction of the Ultramax vessels Idee Fixe (ex-HN 1063), Roberta (ex-HN 1061), Laura (ex-HN 1062) and Kaley (ex-HN1064). The vessels were constructed pursuant to four shipbuilding contracts entered into between four pairings of affiliates of New Yangzijiang. Each pair had one shipyard party (each, a “New YJ Builder”) and one ship-owning entity (each a “New YJ Owner”). Delivery of each vessel to the Company was deemed to occur upon delivery of the vessel to the New YJ Owner from the corresponding New YJ Builder. Pursuant to the terms of the bareboat charter, the Company was required to pay upfront fees, corresponding to the pre-delivery installments to the shipyard. An amount of $20,680 for the construction cost of each vessel, corresponding to the delivery installment to the shipyard, is financed by the relevant New YJ Owner, to whom the Company pays a pre-agreed daily bareboat charter hire rate on a 30-days advance basis. Following each vessel's delivery, the Company has monthly purchase options to acquire the vessel at pre-determined, amortizing-during-the-charter-period prices. On the eighth anniversary of the delivery of each vessel, the Company has the obligation to purchase the vessel at a purchase price of $6,000. Upon the earlier of the exercise of the purchase options or the expiration of the bareboat charters, the Company will own the four vessels. As further described above, the Company took delivery of these four vessels during the year ended December 31, 2015
In 2013, the Company entered into separate bareboat charter party contracts with CSSC for the construction of the Newcastlemax vessels Star Marisa (ex-HN 1359), Star Ariadne (ex-HN 1360) and the HN 1361 (tbn Star Magnanimus). Each pair has one shipyard party and one ship-owning entity. Delivery of each vessel to the Company is deemed to occur upon delivery of the vessel to the SWS Owner from the corresponding SWS Builder. Pursuant to the terms of the bareboat charter, the Company is required to pay upfront fees, corresponding to the pre-delivery installments to the shipyard. An amount ranging from $39,968 to $43,152 for the construction cost of each vessel, corresponding to the delivery installment to the shipyard, which is financed by the relevant SWS Owner, to whom the Company is required to pay a daily bareboat charter hire rate payable monthly plus a variable amount. After each vessel's delivery, the Company has monthly purchase options to acquire the vessel at pre-determined, amortizing-during-the-charter-period prices. On the tenth anniversary of the delivery of each vessel, the Company has the obligation to purchase the vessel at a purchase price ranging from approximately $11,990 to $12,946. Upon the earlier of the exercise of the purchase options or the expiration of the bareboat charters, the Company will own the three vessels. As further described above, the Company took delivery of the Star Marisa (ex-HN 1359) during the year ended December 31, 2016, Star Ariadne (ex-HN 1360) during the year ended December 31, 2017, while HN 1361 (tbn Star Magnanimus) is expected to be delivered in April 2018.
On February 17, 2014, the Company entered into separate bareboat charter party contracts with CSSC (Hong Kong) Shipping Company Limited, or CSSC, an affiliate of Shanghai Waigaoqiao Shipbuilding Co., Ltd. (“SWS”), a Chinese shipyard, to bareboat charter for ten years, two fuel efficient newbuilding Newcastlemax dry bulk vessels, the “CSSC Vessels”, each with a cargo carrying capacity of 208,000 dwt. The vessels were constructed pursuant to shipbuilding contracts entered into between two pairings of affiliates of SWS. Each pair had one shipyard party (each, an “SWS Builder”) and one ship-owning entity (each an “SWS Owner”). Delivery to the Company of each vessel was deemed to occur upon delivery of the vessel to the SWS Owner from the corresponding SWS Builder. Pursuant to the terms of the bareboat charters, the Company was required to pay upfront fees, corresponding to the pre-delivery installments to the shipyard. An amount of approximately $43,200 and $40,000, respectively, for the construction cost of each vessel, corresponding to the delivery installment to the shipyard, was financed by the relevant SWS Owner, to whom the Company pays a daily bareboat charter hire rate payable monthly plus a variable amount. Under the terms of the bareboat charters, the Company has the option to purchase the CSSC Vessels at any time after each vessel's delivery, such option being exercisable on a monthly basis against pre-determined, amortizing-during-the-charter-period prices whilst it has a respective obligation of purchasing the vessels at the expiration of the bareboat term at a purchase price of approximately $12,960 and $11,990, respectively. Upon the earlier of the exercise of the purchase options or the expiration of the bareboat charters, the Company will own the CSSC Vessels. As further described above, the Company took delivery of the Star Libra (ex-HN 1372) during the year ended December 31, 2016, while the HN 1371 (tbn Star Virgo) was delivered in March 2017.
Based on applicable accounting guidance, the Company determined that the bareboat charters described above should be classified as capital leases. As a result, in accordance with the applicable capital lease accounting guidance, with respect to the vessels already delivered, the Company recorded a financial liability and a financial asset equal to the lower of the fair value of the asset at the inception of the lease and the present value of the minimum lease payments at the beginning of the lease term. The net book value of these vessels (which includes the upfront fees paid by the Company until the delivery of the vessel, net of accumulated depreciation) as of December 31, 2016 and 2017 is reflected within “Vessels and other fixed assets, net” in the accompanying consolidated balance sheet. The amortization of these leased assets is included within “Depreciation expense” in the accompanying consolidated statement of operations. The interest expense on the financial liability related to these capital leases for the years December 31, 2015, 2016 and 2017 was $3,088, $7,477 and $12,590, respectively, and is included within “Interest and finance costs” in the accompanying consolidated statement of operations. As of December 31, 2016 and 2017 the net book value of the vessels was $228,679 and $325,301, respectively, with accumulated amortization of $10,144 and $21,264, respectively.
Following the execution of the Restructuring Letter Agreements entered in August 2016 between the Company and its lenders and export credit agencies described in Note 8, during the fourth quarter of 2016 the Company entered into a Restructuring Letter Agreement with one of our existing lease providers to defer a portion of the principal repayments included in the hire amounts that were scheduled for payment between 1 October 2016 and 30 June 2018 under all the lease agreements with the respective lease provider. The deferred hire amounts will be amortized on a monthly basis in the remaining charter period, unless otherwise prepaid as part of a cash sweep mechanism which has been implemented on a consolidated level, as described in detail in Note 8.
The payments required to be made after December 31, 2017, for the outstanding capital lease obligations as of December 31, 2017, taking effect of the deferral of the hire agreed with CSSC described above, are as follows:

Twelve month periods ending	Amount
December 31, 2018	$28,901
December 31, 2019	31,836
December 31, 2020	32,742
December 31, 2021	32,552
December 31, 2022	32,118
December 31, 2023 and thereafter	146,707
Total capital lease minimum payments	$304,856
Unamortized debt issuance costs	35
Total lease commitments, net	$304,821
Excluding bareboat interest	74,732
Lease commitments - current portion	15,348
Lease commitments - non-current portion	214,741

Impairment Analysis
As a result of the decline in charter rates and vessel values during the previous years and since market expectations for future rates were low and vessel values were unlikely to increase to the high levels of 2008, the Company reviewed the recoverability of the carrying amount of its vessels in 2015, 2016 and 2017.
As part of the sales agreed in 2015 and early 2016, as described above and the reassignment of the leases of two newbuilding vessels back to the vessels; owner (Note 6), the Company recognized an impairment loss in 2015 of $219,400. In addition, in light of the continued economic downturn and the prevailing conditions in the shipping industry, as of December 31, 2015, the Company performed an impairment analysis for each of its operating vessels and newbuildings whose carrying value was above its market value.
Based on the Company's impairment analysis framework described in Note 2(n), taking also into consideration the probability of vessel sales, the future undiscounted projected net operating cash flows for certain of its operating and newbuilding vessels over their operating life were below their carrying value and therefore the Company recognized an additional impairment loss of $102,578 for the year ended December 31, 2015. The total impairment charge of $321,978, for the year ended December 31, 2015 is separately reflected in the accompanying consolidated statement of operations (Note 18).
In connection with the termination of two shipbuilding contracts (Note 6) and the sale of two operating vessels and by reference to their agreed sale prices less costs to sell (Level 2), the Company recognized during the year ended December 31, 2016, an impairment loss of $18,537. In addition, based on the Company's impairment analysis, using the same framework that was used in the previous years, which is described in Note 2(n) and taking also into consideration the probability of vessel sales, the Company recognized an additional impairment loss of $10,684. The total impairment charge of $29,221, for the year ended December 31, 2016 is separately reflected in the accompanying consolidated statement of operations (Note 18).
The Company's annual impairment analysis for the year ended December 31, 2017 did not result in any impairment charges due to improvements in the dry bulk market.